UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant

To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

December 30, 2009

Date of Report (Date of Earliest Event Reported)

CALIFORNIA STEEL INDUSTRIES, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State Or Other Jurisdiction Of

Incorporation Or Organization)

333-79587	33-0051150
Commission File Number	(I.R.S. Employer Identification Number)

14000 SAN BERNARDINO AVENUE FONTANA, CALIFORNIA	92335
(Address Of Principal Executive Offices)	(Zip Code)

(909) 350-6300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication under Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	APPOINTMENT OF PRINCIPAL OFFICERS

Effective January 1, 2010, the principal financial officer of the Company will be Brett Guge, who will hold the title of Executive Vice President, Finance and Administration. The current principal financial officer of the Company, Ricardo Bernardes, will move from the position of Executive Vice President, Finance to the position of Executive Vice President, Commercial and will focus on product sales. Additional detail with respect to these changes and others can be found in the press release which is attached as an exhibit to this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release of Registrant dated December 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 30, 2009	CALIFORNIA STEEL INDUSTRIES, INC.

	By:	/s/ VICENTE WRIGHT
Vicente Wright,
President and Chief Executive Officer